                                                                EXHIBIT 10.8

November 13, 1997

Big 5 Corp.
2525 East El Segundo Boulevard
El Segundo,   CA   90245

Dear Sirs:

We refer to the Financing Agreement, dated March 8, 1996 (as previously amended, the "Agreement") between United Merchandising Corp., a California corporation, as borrower ("UMC") and The CIT Group/Business Credit, Inc., as agent and lender (individually the "Agent", and together with the other lenders, the "Lenders"). Capitalized terms not otherwise defined herein shall be as defined in the Agreement. UMC has informed the Lenders of its intent to merge with and into Big 5 Corp., a Delaware corporation (hereafter the "Company"), with the result, among other things, that the Company will be the new borrower under the Agreement. Additionally, the Company's parent, Big 5 Corporation, a Delaware corporation, as guarantor will merge with and into Big 5 Holdings Corp., a Delaware corporation, with the result that Big 5 Holdings Corp. will be the new Guarantor. The Company and the Lenders hereby agree that the Agreement is amended, as follows:

      1. All references to "United Merchandising Corp., a California corporation" in the Agreement are hereby deleted in every instance where they appear, and "Big 5 Corp., a Delaware corporation" is inserted in lieu thereof.

      2. The definitions of "Anniversary Date", "Early Termination Date", "Early Termination Fee", "EBITDA" and "Net Worth" set forth in Section 1 of the Agreement are hereby deleted in their entirety, and the following are inserted in lieu thereof:

      "ANNIVERSARY DATE shall mean the date occurring one (1) year from the date of November 13, 1997 and the same date in every year thereafter, provided, however, that if the Company gives notice, in accordance with Section 10 of this Financing Agreement, to terminate on an Anniversary Date and such date is not a Business Day, then the Anniversary Date shall be the next succeeding Business Day."

      "EARLY TERMINATION DATE shall mean the date on which the Company terminates this Financing Agreement or the Line of Credit which date is prior to the fifth Anniversary Date."

      "EARLY TERMINATION FEE shall: i) mean the fee the Agent for the account of the Lenders is entitled to charge the Company in the event the Company terminates the Line of Credit or this Financing Agreement on a date prior to the fifth Anniversary Date; and ii) be determined by calculating the sum of (a) the average daily balance of the Revolving Loans for the period from the date of this Amendment Letter to the Early Termination Date and (b) the average daily undrawn face amount of the Letters of Credit outstanding for the period from the date of this Amendment Letter to the Early Termination Date and multiplying that sum by three tenths of one percent (.30%) per annum for the number of days from the Early Termination Date to the fifth Anniversary Date".

      "EBITDA shall mean, in any period, the net income (or net loss) of the Company and its Subsidiaries, on a consolidated basis plus i) all amounts deducted in determining net income in respect of Interest Expense, income tax obligations (paid or accrued), depreciation expense and amortization expenses, non-cash straight line rent expense and all other non-cash items, each determined in accordance with GAAP consistently applied and ii) any extraordinary loss associated with the extinguishment of (a) the debt due General Electric Capital Corporation by the Company, or (b) the Subordinated Debt."

      "NET WORTH shall mean Total Assets of the Company and its Subsidiaries, on a consolidated basis, in excess of Total Liabilities, and determined in accordance with GAAP, on a consistent basis with the latest audited statements of the Company and its Subsidiaries.

      3. The definition of "Line of Credit" set forth in Section 1 of the Agreement is hereby amended by deleting the dollar amount of "$100,000,000.00" set forth therein, and inserting in lieu thereof the dollar amount of "$125,000,000.00".

      4. The definition of "Line of Credit Fee" set forth in Section 1 of the Agreement is hereby amended by deleting the percentage of "three eight's of one percent (.375%)" in subclause y, and inserting in lieu thereof the percentage of "three hundred twenty-five hundredths of one percent (.325%)".

      5. The definition of "Parent" set forth in Section 1 of the Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

         "PARENT shall mean Big 5 Holdings Corp., a Delaware corporation."

      6. The definition of "Permitted Indebtedness" set forth in Section 1 of the Agreement is hereby amended by deleting the words "Subordinated Debt" in clause viii), and inserting in lieu thereof the words "Senior Notes".

      7. The following definition of "Senior Notes" is hereby inserted between the definitions of "Revolving Loans" and "Settlement Date":

         "Senior Notes shall mean the Company issued 10 7/8% Senior Notes due 2007 in the amount of $131,000,000.00."

      8. Paragraph 1 of Section 3 of the Agreement is hereby amended by deleting the second sentence thereof, and inserting the following in lieu thereof: "Such loans and advances shall be in amounts up to seventy percent (70%) during the months of November, December, January and February of each year, and sixty-five percent (65%) during the months of March through October of each year".

      9. Paragraph 1 of Section 7 of the Agreement is hereby deleted in its entirety, and the following is inserted in lieu thereof:

            "1. Interest on the Revolving Loans (other than Libor Loans) shall be payable monthly as of the end of each month and shall be an amount equal to the sum of the Chase Manhattan Bank Rate and the applicable following percentage:


                                                                      Page No. 2

            i) 0.75%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) for the four fiscal quarters then ended, is less than $25,000,000;

            ii) 0.50%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) for the four fiscal quarters then ended, is equal to or greater than $25,000,000 and less than $30,000,000;

            iii) 0.25%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) for the four fiscal quarters then ended, is equal to or greater than $30,000,000 and less than $35,000,000;

            iv) 0.00%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) for the four fiscal quarters then ended, is equal to or greater than $35,000,000;

in all instances the applicable percentage will become effective the month following receipt of the financial statements evidencing that a change of rate is appropriate and will be computed on a per annum basis, on the average of the net balances (other than Libor Loans) owing by the Company in the Company's account at the close of each day during such month. Interest on the Revolving Loans which are Libor Loans shall be payable monthly as of the end of each month and shall be an amount equal to the sum of the applicable Libor on each then outstanding Revolving Loan which is a Libor Loan and the applicable following percentage:

            i) 2.50%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) for the four fiscal quarters then ended, is less than $25,000,000;

            ii) 2.25%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) for the four fiscal quarters then ended, is equal to or greater than $25,000,000 and less than $30,000,000;

            iii) 2.00%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) for the four fiscal quarters then ended, is equal to or greater than $30,000,000 and less than $35,000,000;

            iv) 1.75%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) for the four fiscal quarters then ended, is equal to or greater than $35,000,000 and less than $40,000,000;

            v) 1.50%, if the Company's EBITDA (as evidenced by the most recent fiscal quarter's financial statement) for the four fiscal quarters then ended, is equal to or greater than $40,000,000;

in all instances the applicable percentage will become effective the month following receipt of the financial statements evidencing that a change of rate is appropriate and will be computed on a per annum basis, on the average of the net balances owing by the Company on such Libor Loan at the close of each day during such month. The Company may elect to use Libor as to any new or then outstanding Revolving Loans provided x) there is then no unwaived Default or Event of Default, and y) the Company has so advised the Agent of its election to use Libor and the Libor Period selected no later than three (3) Business Days prior to the proposed borrowing or, in the case of a Libor election with respect to a then


                                                                      Page No. 3
outstanding Revolving Loan, three (3) Business Days prior to the conversion of any then outstanding Revolving Loans to Libor Loans and z) the election and Libor shall be effective, provided, there is then no unwaived Default or Event of Default, on the fourth Business Day following said notice. The Libor elections must be for $100,000.00 or whole multiples thereof. If no such election is timely made or can be made, then the Agent shall use the Chase Manhattan Bank Rate and the applicable percentage set forth above to compute interest. In the event of any change in the Chase Manhattan Bank Rate, the interest rate hereunder shall change, as of the first day of the month following any change, so as to reflect the changed Chase Manhattan Bank Rate. The rates hereunder shall be calculated based on a 365-day year. The Agent shall be entitled to charge the Company's account at the rate provided for herein when due until all Obligation have been paid in full."

      10. Paragraphs 8, 10, and 11 of Section 6 of the Agreement are hereby deleted in their entirety, and the following are inserted in lieu thereof:

            "8. The Company and its Subsidiaries shall have, as of the end of each fiscal quarter, on a consolidated basis, a Net Worth, as defined herein, of not less than ($50,000,000.00).

            10. The Company and its Subsidiaries shall have, on a consolidated basis, Working Capital, as defined herein, of not less than (i) $60,000,000.00, as of the fiscal year ending December 31, 1997, and (ii) $70,000,000.00, as of the end of each fiscal quarter thereafter.

            11. If the Company's Availability on any one (1) Business Day of the sixty (60) days immediately preceding the date on which the Company must deliver to the Agent the Company's Consolidated Balance Sheet as of the relevant quarter end was less than $5,000,000.00, then the Company and its Subsidiaries, shall have, on a consolidated basis, at all times a Fixed Charged Coverage Ratio of no less than 1.15 to 1.0."

      11. Clause G. of Paragraph 9 of Section 6 of the Agreement is hereby amended by:

            (i) deleting the word "or" after the semi-colon (;) before z);

            (ii) inserting the following at the end of said clause:

                  "or aa) in cash, to the Parent, on or after May 15, 2003, provided that such dividends may not be declared and paid if a Default or Event of Default is then in existence or will be in existence after giving effect to such dividends, and provided further that such dividends may not be declared and paid if they are prohibited under the terms and conditions of the Senior Notes;"

      12. Paragraph 12 of Section 6 of the Agreement is hereby deleted in its entirety.

      13. Paragraph 1 of Section 9 of the Agreement is hereby amended by:

            (i) deleting clause (j) thereof, and inserting the following in lieu thereof: "(j) The Company shall default in the payment of, or other performance under, any indenture or other instrument evidencing the Senior Notes, or any other recourse indebtedness of the Company in excess of $3,000,000.00, if as a result of such default, the maturity of any Indebtedness evidenced by any such indenture or instrument is accelerated prior to its stated maturity."


                                                                      Page No. 4

            (ii) (A) by deleting the words "Subordinated Debt" where they appear in clause (k), and inserting the words "Senior Notes" in lieu thereof, and (B) by deleting the period (.) at the end of clause (k), and inserting the following in lieu thereof:

            "; provided, however, that the Company at any time and from time-to-time prior to November 15, 2000 may redeem up to an aggregate thirty-five percent (35%) of the aggregate principal amount of the Senior Notes originally outstanding, but only with the net cash proceeds received by the Company from equity offerings by, or capital contributions from, Parent."

      14. The word "third" in the first and fourth sentence of Section 10 is hereby deleted, and the word "fifth" is inserted in lieu thereof.

      15.   The Company hereby represents and warrants to Lenders:

            (i) the Company, as the surviving entity of its merger with UMC, has, by operation of law, assumed all of the Obligations (as that term is defined in the Agreement), to the Agent and the Lenders, and has further assumed all duties and responsibilities of UMC under the Agreement; and

            (ii) that all funds advanced to the Company under the Agreement will be used for working capital and general corporate purposes.

      16. The Company, as security for the prompt payment in full of all loans and advances made and to be made to the Company from time to time by the Agent on behalf of the Lenders pursuant to the Agreement, as well as to secure the payment in full of the other Obligations, hereby pledges and grants to the Agent for the benefit of the Lenders a continuing general lien upon and security interest in all of its:

            (a) present and hereafter acquired Inventory;

            (b) present and future Accounts;

            (c) present and future Documents of Title; and

            (d) present and future General Intangibles.

The security interests granted hereunder shall extend and attach to:

            (a) All Collateral which is presently in existence and which is owned by the Company or in which the Company has any interest (but only to the extent of such interest), whether held by the Company or others for its account; and

            (b) All Inventory and any portion thereof which may be returned, rejected, reclaimed or repossessed by either the Agent or the Company from any of the Company's customers.

      17. In reliance on the above stated representations and warranties of the Company, the Lenders consent (i) to the merger of UMC into the Company, and the Company's assumption of all Obligations, duties and responsibilities of UMC under the Agreement, and (ii) the merger of Big 5 Corporation into Guarantor, and the Guarantor's assumption of all Obligations (as that term is defined in the Guaranty) under the Guaranty. The Lenders hereby waive any Event of Default existing as a result of the mergers, the assumptions, and the recapitalization of the Company, as such recapitalization is described in the four page document attached hereto as Exhibit A, and the Agent and each Lender hereby acknowledge and consent to each of the transactions described in said Exhibit A.

      18. The Company shall pay to the Agent on behalf of all Lenders who committed to the amendments evidenced hereby to the Agent by October 23, 1997, a fee in the amount of $125,000.00, which fee will be charged to the loan account in full on the date that this Amendment Letter is executed, and which fee will be shared with such Lenders based on the October 23, 1997 allocated commitment.


                                                                      Page No. 5

Except as otherwise hereinabove provided, no other amendment or modification of the Agreement is hereby intended or implied. If the foregoing is in accordance with your understanding, please so indicate by signing and returning to us the enclosed copy of this letter.


                                Very truly yours,

                                The CIT Group/Business Credit, Inc. (as Agent
                                  and Lender)

                                By:    /s/
                                       -----------------------------------------
                                Title: Vice President
                                       -----------------------------------------


Read and Agreed to:

Big 5 Corp. (fka United Merchandising Corp.)

By:    /s/ CHARLES P. KIRK
       ---------------------------------------
Title: Senior Vice President
       ---------------------------------------


BT Commercial Corporation (as Lender)

By:
       ---------------------------------------
Title:
       ---------------------------------------

National Bank of Canada (as Lender)

By:
       ---------------------------------------
Title:
       ---------------------------------------

Sanwa Business Credit Corporation (as Lender)

By:
       ---------------------------------------
Title:
       ---------------------------------------

Transamerica Business Credit (as Lender)

By:
       ---------------------------------------
Title:
       ---------------------------------------


                                                                      Page No. 6